UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2015

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36710	46-5223743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Shell Plaza 910 Louisiana Street Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 241-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Contribution Agreement

On July 1, 2015, Shell Midstream Partners, L.P. (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) with Equilon Enterprises LLC, d/b/a Shell Oil Products US (“SOPUS”) and Shell Midstream Operating LLC, (“Operating”), a wholly-owned subsidiary of the Partnership, to acquire a 36% interest in Poseidon Oil Pipeline Company, L.L.C. (“Poseidon”) for $350 million in cash (the “Acquisition”). The Acquisition was funded with borrowings of $100 million under the Partnership’s new 364-day revolving credit facility agreement (as described below) and $250 million from the Partnership’s five-year revolving credit facility agreement.

The Contribution Agreement contains customary representations, warranties and covenants of SOPUS, the Partnership and Operating. SOPUS, on the one hand, and the Partnership and Operating, on the other hand, have agreed to indemnify each other and their respective affiliates, officers, directors and other representatives against certain losses resulting from any breach of their representations, warranties or covenants contained in the Contribution Agreement, subject to certain limitations and survival periods.

The terms of the Acquisition were approved by the board of directors of the General Partner (the “Board”) and by the conflicts committee of the Board, which consists entirely of independent directors. The conflicts committee engaged an independent financial advisor and legal counsel.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

364-Day Revolving Credit Facility Agreement

On June 29, 2015, in connection with the Acquisition, the Partnership entered into a $100.0 million revolving credit facility agreement (the “Credit Facility”) with Shell Treasury Center (West) Inc. as lender, which is an affiliate of the Partnership. The Credit Facility will mature three hundred sixty-four (364) days after the closing date of the agreement.

Borrowings under the Credit Facility will be generally available for working capital or general corporate purposes.

The Partnership’s obligations under the Credit Facility rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

Borrowings under the Credit Facility will bear interest, which will be calculated based on the three months LIBOR as of the quotation day relating to the interest period. This facility also includes customary fees, including an issuance fee, commitment fees, utilization fees and other fees.

The Credit Facility contains events of default customary for credit facilities of this nature, including, but not limited to, the failure to pay any principal, interest or fees when due, failure to satisfy any covenant, untrue representations or warranties, events of default under any other loan document under the new credit facility, default under any other material debt agreements, insolvency of the Partnership, involvement in certain insolvency proceedings, initiation of certain creditors’ processes, unlawfulness and invalidity of the credit agreement and the Partnership’s repudiation of the agreement. Upon the occurrence and during the continuation of an event of default under the Credit Facility, the lenders may, among other things, accelerate and declare the outstanding loans to be immediately due and payable and exercise remedies against the Partnership as may be available to the lenders under the Credit Facility and other loan documents or as otherwise provided by law.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Credit Facility, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Also on July 1, 2015, the Partnership completed the Acquisition pursuant to the terms of the Contribution Agreement. The description of the Contribution Agreement included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Immediately prior to the closing of the Acquisition, Shell Midstream LP Holdings LLC, a wholly-owned subsidiary of Shell Pipeline Company LP, a wholly-owned subsidiary of SOPUS, owned 21,475,068 common units and 67,457,068 subordinated units in the Partnership, representing an aggregate 62.4% limited partner interest. SPLC also owned a 100% interest in Shell Midstream Partners GP LLC, the general partner (the “General Partner”) of the Partnership, which in turn owned 2,911,070 general partner units, representing a 2% general partner interest, and all of the incentive distribution rights in the Partnership.

Item 7.01	Regulation FD Disclosure.

On July 1, 2015, the Partnership issued a press release announcing the completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information provided in this Item 7.01 (including the exhibits referenced therein) shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 8.01	Other Events.

Information regarding Poseidon’s business and assets and the Partnership’s 36% interest in Poseidon is provided in Exhibit 99.2, which is incorporated herein by reference. Such information supplements the information previously provided under “Business,” “Risk Factors” and “Certain Relationships and Related Transactions” in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report for the quarter ended March 31, 2015.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited historical financial statements of Poseidon as of and for the year ended December 31, 2014, and unaudited historical financial statements as of and for the three months ended March 31, 2015, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014, a copy of which is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d)	Exhibits.

Number	Description

10.1	Contribution Agreement dated July 1, 2015 by and among Equilon Enterprises LLC, d/b/a Shell Oil Products US, Shell Midstream Partners, L.P., and Shell Midstream Operating LLC.

10.2	Shell Midstream Partners 364-Day Revolving Credit Facility Agreement, dated as of June 29, 2015, between Shell Midstream Partners, L.P. and Shell Treasury Center (West) Inc.

23.1	Consent of Deloitte & Touche LLP, an independent registered public accounting firm.

99.1	Press Release dated July 1, 2015, issued by Shell Midstream Partners, L.P.

99.2	Information Regarding Poseidon Oil Pipeline Company, L.L.C.’s Assets and Business and the Partnership’s Interest in Poseidon Oil Pipeline Company, L.L.C.

99.3	Audited historical financial statements of Poseidon as of and for the year ended December 31, 2014, and unaudited historical financial statements as of and for the three months ended March 31, 2015, together with the related notes to the financial statements.

99.4	Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC,
its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: July 2, 2015

INDEX TO EXHIBITS

Number	Description

10.1	Contribution Agreement dated July 1, 2015 by and among Equilon Enterprises LLC, d/b/a Shell Oil Products US, Shell Midstream Partners, L.P., and Shell Midstream Operating LLC.

10.2	Shell Midstream Partners 364-Day Revolving Credit Facility Agreement, dated as of June 29, 2015, between Shell Midstream Partners, L.P. and Shell Treasury Center (West) Inc.

23.1	Consent of Deloitte & Touche LLP, an independent registered public accounting firm.

99.1	Press Release dated July 1, 2015, issued by Shell Midstream Partners, L.P.

99.2	Information Regarding Poseidon Oil Pipeline Company, L.L.C.’s Assets and Business and the Partnership’s Interest in Poseidon Oil Pipeline Company, L.L.C.

99.3	Audited historical financial statements of Poseidon as of and for the year ended December 31, 2014, and unaudited historical financial statements as of and for the three months ended March 31, 2015, together with the related notes to the financial statements.

99.4	Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014.